Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE

This First Amendment to Amended and Restated Secured Convertible Promissory Note (“First Amendment”) is made and entered into by and between WestMountain Gold, Inc., a Colorado corporation formerly known as WestMountain Index Advisor, Inc. (“Borrower”), and BOCO Investments, LLC, a Colorado limited liability company (“Lender”), as of August 1, 2013.

RECITALS

A. Borrower executed and delivered that certain Amended and Restated Secured Convertible Promissory Note dated September 17, 2012 (the “Note”) for the benefit of Lender.

B. Borrower and Lender desire to amend the Note as more particularly set forth herein, subject to and in accordance with the terms and conditions set forth below.

AMENDMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1. Extension. The first sentence of Section 2 of the Note is hereby amended and restated as follows: “Borrower will pay all principal and accrued interest to Lender on or before October 31, 2013 (“Maturity Date”).”

2. Event of Default. The following subsection (J) is inserted at the end of Section 9 of the Note:

“(J) Without the prior written consent of Lender, which may be withheld in Lender’s sole and absolute discretion, Borrower acquires or enters into any agreement to acquire (i) any real or personal property of any partner, affiliate or other third party with a direct or indirect ownership interest in all or any portion of the Terra mining project in Alaska (including but not limited to mining claims and leases) (individually and collectively, “Terra Parties”), (ii) any direct or indirect ownership interest in any such Terra Party, or (iii) any direct or indirect ownership interest in real or personal property in excess of, in whole or in the aggregate, $50,000.”

3. Miscellaneous. Borrower acknowledges and agrees that, except as expressly modified by this First Amendment, the Note and all other loan documents executed in connection therewith remain in full force and effect in accordance with their terms. This First Amendment may be executed in multiple counterparts, which taken together shall be deemed one original. Upon execution hereof, Borrower shall deliver an original wet-signed signed version of this First Amendment to Lender.

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Dated on the date first set forth above.

BOCO Investments, LLC,
a Colorado limited liability company

By: /s/ Joseph Zimlich
Print Name: Joseph C. Zimlich
Title: President of Managing Member

WestMountain Gold, Inc., a Colorado corporation

By: /s/ Gregory Schifrin
Name: Gregory Schifrin
Title: Chief Executive Officer